Confidential | for discussion purposes only GOLUB CAPITAL BDC, INC. EARNINGS PRESENTATION QUARTER ENDED MARCH 31, 2026

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including, without limitation our and their ability to achieve our respective objectives due to disruptions, including those caused by global health pandemics or other large scale events; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets; elevated levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics or other large scale events; turmoil in Ukraine, Russia and the Middle East, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

◦ Continued strong portfolio company performance with ~89% of the total investment portfolio having internal performance ratings of ‘4’ or ‘5’3 ◦ Non-accrual investments increased but still low at 1.4% of total investments at fair value (2.3% at cost) ◦ Diversified and healthy software portfolio of first lien senior secured middle market loans, underpinned by Golub Capital’s 20+ year track record of lending to technology and software portfolio companies ◦ Net asset value of $14.35 per share, a decrease of $0.49 per share from $14.84 as of December 31, 2025 ◦ $8.3 billion investment portfolio at fair value with $336.6 million in exits/sales and $17.7 million in new investment commitments ($12.9 million funded at close) in the quarter ended March 31, 2026 ◦ Given public BDC equity market dislocation, continued to prioritize share repurchases over new investment commitments ▪ Repurchased 2.2 million shares ($27.8 million) at a weighted average price of $12.43 per share (84% of our NAV per share as of December 31, 2025) during the quarter ended March 31, 2026 ◦ GAAP debt-to-equity ratio (net) remained stable at 1.24x4 (1.21x average for the quarter) ▪ 80%5 floating rate debt funding and 51% of debt funding is well-laddered unsecured debt ◦ Weighted average cost of debt of 5.2%6 ◦ Total available liquidity of $1.4 billion ◦ Declared quarterly base distribution of $0.33 per share7 for FY 2026 Q3 and maintained a variable supplemental distribution policy ▪ Adequate coverage of quarterly base distribution from adjusted net investment income ◦ Net investment income remained solid, though impacted by sector headwinds (i.e., delayed impact of CQ4 2025 interest rate cuts) ▪ Adjusted net investment income per share of $0.34, or an annualized adjusted NII ROE of 9.5%1,2 ◦ Earnings per share impacted by market-driven credit spread widening and associated fair value adjustments ▪ Net income per share of ($0.18) driven by ($0.51) per share of net unrealized losses on investments, primarily resulting from fair value markdowns in GBDC’s highest performing portfolio companies and to a lesser extent additional fair value adjustments on GBDC's small tail of underperforming borrowers (see pg. 8) ◦ Key net investment income profitability drivers: ▪ Continued solid portfolio company performance ▪ Stable current portfolio spreads, but delayed impact of calendar Q4 2025 interest rate cuts ▪ Attractive and falling borrowing costs ▪ Leading fee structure with (i) base management fee of 1.0%, and (ii) incentive fee rate of 15.0% (8.0% hurdle rate), and prudent operating expense management FY 2026 Q2 Earnings Review (Quarter Ended 03/31/2026) Earnings Summary Portfolio & Credit Quality Dividend Policy Balance Sheet Update 3 See the slide titled “Endnotes - FY 2026 Q2 Earnings Review (Quarter Ended 03/31/2026)” at the end of this presentation for footnotes. Distributions

4 Quarter Ended December 31, 2025 March 31, 2026 Net Investment Income Per Share Net investment income per share $0.37 $0.33 Amortization of purchase premium per share1 0.01 0.01 Adjusted net investment income per share2 $0.38 $0.34 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share ($0.12) ($0.51) Reversal of realized/unrealized loss resulting from the amortization of purchase premium per share1 (0.01) (0.01) Adjusted net realized/unrealized gain (loss) per share2 ($0.13) ($0.52) Earnings Per Share Earnings (loss) per share $0.25 ($0.18) Adjusted earnings (loss) per share2 $0.25 ($0.18) Net Asset Value Per Share $14.84 $14.35 Summary of Financial Results vs. Prior Quarter A See the slide titled “Endnotes - Summary of Financial Results vs. Prior Quarter” at the end of this presentation for footnotes. +A B B

GBDC Performance Drivers 01

6 Long History of Strong Shareholder Returns 1. The 9.4% internal rate of return (“IRR”) on NAV is calculated using beginning of period NAV, distributions paid during the period and ending period NAV. Period beginning June 30, 2010 and ending March 31, 2026. GBDC made its initial public offering on April 15, 2010. GBDC’s 1-, 5- and 10-Year IRRs (net of fees and expenses) are 5.6%, 9.6% and 8.6%, respectively. Note: Amounts presented represent per share amounts for a hypothetical shareholder that purchased one share in GBDC’s initial public offering (“IPO”) on April 15, 2010. For illustrative purposes only; does not reflect the actual returns of a specific GBDC investor. Past performance does not guarantee future results. Sources: SEC filings and Golub Capital analysis NAV Per Share Cumulative Regular Distributions Per Share Cumulative Special Distributions Per Share Cumulative Supplemental Distributions Per Share Ap r- 10 Ju n- 10 Se p- 10 D ec -1 0 M ar -1 1 Ju n- 11 Se p- 11 D ec -1 1 M ar -1 2 Ju n- 12 Se p- 12 D ec -1 2 M ar -1 3 Ju n- 13 Se p- 13 D ec -1 3 M ar -1 4 Ju n- 14 Se p- 14 D ec -1 4 M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 M ar -2 4 Ju n- 24 Se p- 24 D ec -2 4 M ar -2 5 Ju n- 25 Se p- 25 D ec -2 5 M ar -2 6 $14.63 $36.25 $0.73 $20.84 $14.35 As of March 31, 2026 Investors in GBDC’s 2010 IPO have achieved a 9.4% IRR on NAV1 $0.33

7 $14.84 $0.33 $0.01 ($0.33) $0.00* $(0.00)* ($0.51) ($0.01) $0.02 $14.35 December 31, 2025 NAV Net Investment Income Reversal of Amortization of Purchase Premium Quarterly Distribution Paid During March 31, 2026 Quarter Net Realized / Unrealized Gain (Loss) on Foreign Currency Transactions Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments Net Reversal of Realized/Unrealized Loss Resulting from the Purchase Premium¹ Accretion due to Share Repurchases March 31, 2026 NAV Unrealized Losses Drove a NAV Per Share Decrease From December 31, 2025 NAV Per Share Bridge Adjusted Net Realized & Unrealized Loss: ($0.52)1 Adjusted NII: $0.341 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures. * Represents an amount less than $0.01.

8 Spread Widening in High Performing Credits Primary Driver of NAV Decline Note: Percentages may not sum due to rounding. 1. Includes only debt investments held as of December 31, 2025 and March 31, 2026. Price reflects the fair value of debt investments as a percentage of the outstanding principal value by Internal Performance Rating category. 2. Net change in unrealized depreciation on investments reflects the net change in unrealized appreciation or depreciation on total debt and equity investments for the three-months ended March 31, 2026 and excludes (i) the change in unrealized appreciation or depreciation resulting from the translation of assets and liabilities in foreign currencies and forward currency contracts and (ii) the reversal of the unrealized loss resulting from GCIC/GBDC 3 acquisition purchase premium amortization. 3. Based on weighted average shares outstanding for the three months ended March 31, 2026. Drivers of Net Change in Unrealized Depreciation Per Share Category Average Price1 Net Change in Unrealized Depreciation on Investments2, 3 Primary Driver 12/31/25 3/31/26 $ Per Share % to Total Internal Performance Ratings 4 and 5 (Performing At or Above Expectations) 99.7% 98.5% $(0.35) 69% Spread widening Internal Performance Rating 3 (Performing Below Expectations) 92.6% 92.2% $(0.08) 16% Spread widening, credit challenges Internal Performance Ratings 1 and 2 (Performing Materially Below Expectations) 45.7% 45.3% $(0.08) 16% Pre-existing credit challenges Total 98.2% 96.8% $(0.51) 100%

9 Portfolio Highlights - New Originations Quarter Ended March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Select Portfolio Funds Roll Data (in millions) New Investment Commitments $298.9 $556.8 $86.5 $44.7 $17.7 Exits and Sales of Investments 390.1 305.8 370.8 302.9 336.6 Net Funds Growth1 (64.0) 340.3 (192.2) (130.2) (322.0) Asset Mix of New Investments Senior Secured 8% 10% 2% 7% 6 % One Stop 91% 87% 93% 91% 92 % Junior Debt2 0% 1% 2% 0% 0 % Equity and Other Investments 1% 2% 3% 2% 2 % Portfolio Rotation - Debt Investments Weighted average rate on new investments3 9.7% 9.2% 8.9% 8.6% 8.8 % Weighted average spread over the applicable base rate of new floating rate investments4 5.4% 5.1% 4.9% 4.9% 4.9 % Weighted average rate of sales and payoffs of portfolio investments5 10.4% 9.8% 9.8% 9.4% 9.0 % Weighted average fees on new investments 0.8% 0.8% 0.9% 0.6% 0.7 % See the slide titled “Endnotes - Portfolio Highlights - New Originations” at the end of this presentation for footnotes. – Total investments at fair value decreased by approximately 3.7%, or $322.0 million, during the three months ended March 31, 2026. – Total investments in portfolio companies at fair value was $8.3 billion at March 31, 2026.

10 $8,621,220 $8,961,549 $8,769,389 $8,639,231 $8,317,245 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 5,500,000 6,000,000 6,500,000 7,000,000 7,500,000 8,000,000 8,500,000 9,000,000 Portfolio Highlights – Investment Mix – The portfolio continues to be focused on first lien, senior secured loans to what we believe to be healthy, resilient middle market companies backed by strong, partnership-oriented private equity sponsors. Historical Investment Portfolio ($000) Equity Junior Debt1 First Lien Traditional Senior 1. Junior Debt is comprised of second lien and subordinated debt. 5% 87% 7% 1% 5% 87% 7% 1% 5% 87% 7% 1% 5% 87% 7% 1% 5% 87% 7% 1% First Lien One Stop

11 7% 5% 87% 1% Software 26% Healthcare Providers & Services 8% Diversified Consumer Services 6% Specialty Retail 5% Insurance 5%Automobiles 5% Healthcare Technology 4% Pharmaceuticals 4% IT Services 4% Hotels, Restaurants & Leisure 3% Healthcare Equipment & Supplies 3% Portfolio Highlights – Portfolio Diversity as of March 31, 2026 Investment Portfolio $8,317MM | 420 Portfolio Companies | Average Size 0.2% 1. Junior Debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The largest industries represented as approximate percentages of the portfolio at fair value are labeled. All other industry segments are each below 3%. Diversification by Portfolio Company Equity Junior Debt1 First Lien One Stop First Lien Traditional Senior Top 25 Portfolio Companies 26% Remaining Portfolio Companies 395 74% Top 10 Portfolio Companies 13% Avg Size 0.2% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 41 industries below 3% Portfolio Composition by Seniority Floating, 99% Fixed, 1% 92% First Lien

12 Portfolio Highlights - Software Portfolio Credit Quality 2.2% 4.5% 8.7% 95.0% 89.1% Software Portfolio Total Portfolio Internal Performance Ratings % of Portfolio at Fair Value – 95% of the software investments are in internal performance rating categories ‘4’ and ‘5’ Internal Performance Ratings 4 and 5 Internal Performance Rating 3 Internal Performance Ratings 1 and 2 (Performing At or Above Expectations) (Performing Below Expectations) (Performing Materially Below Expectations) 0.5%

13 – Fundamental credit quality as of March 31, 2026 remained strong with over 89% of the investments in our portfolio at fair value having an Internal Performance Rating1 of 4 or higher. – As of March 31, 2026, non-accrual investments remained low at 2.3% and 1.4% as a percentage of total investments at cost and fair value, respectively. – During the quarter ended March 31, 2026, the number of non-accrual investments increased to nineteen due to the addition of five portfolio company investments. Portfolio Highlights - Credit Quality Quarter Ended March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Non-Accrual - Total Investments Non-accrual investments at amortized cost (000s) $108,218 $107,606 $56,468 $112,311 $198,441 Non-accrual investments / total investments at amortized cost 1.2% 1.2% 0.6% 1.3% 2.3% Non-accrual investments at fair value (000s) $60,481 $56,295 $27,321 $67,883 $118,510 Non-accrual investments / total investments at fair value 0.7% 0.6% 0.3% 0.8% 1.4% Fair Value of Debt Investments Fair value of total debt investments as a percentage of principal (loans) 98.4% 98.2% 98.4% 98.2% 96.8% 1. Please see Internal Performance Ratings definitions on the following page.

14 Portfolio Highlights – Portfolio Ratings * Represents an amount less than 0.1%. Internal Performance Ratings (% of Portfolio at Fair Value) Internal Performance Rating Definitions At Fiscal Year End At Quarter End Rating 2021 2022 2023 2024 2025 December 31, 2025 March 31, 2026 5 10.2% 4.6% 0.9% 1.9% 1.8% 2.8% 1.5% 4 80.7% 86.8% 84.2% 85.2% 87.6% 85.8% 87.6% 3 8.1% 7.3% 14.6% 11.6% 9.6% 10.1% 8.7% 2 1.0% 1.3% 0.3% 1.3% 1.0% 1.3% 2.2% 1 0.0%* 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%* Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower could be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination

15 See the slide titled “Endnotes - Portfolio Highlights Economic Analysis” at the end of this presentation for footnotes. Portfolio Highlights – Economic Analysis 7.3% 7.5% 9.2% 10.5% 11.5% 11.9% 12.5% 12.6% 12.8% 12.3% 12.0% 11.2% 10.8% 10.6% 10.4% 10.0% 9.7% 6.9% 7.1% 8.4% 10.0% 11.1% 11.6% 11.9% 12.2% 12.4% 12.0% 11.7% 10.9% 10.5% 10.3% 10.1% 9.7% 9.4% 4.5% 4.5% 5.5% 6.1% 6.7% 6.8% 7.3% 7.2% 7.0% 5.8% 5.2% 5.0% 4.9% 4.9% 4.8% 2.8% 3.0% 3.7% 4.4% 4.8% 5.1% 5.2% 5.4% 5.8% 6.5% 6.8% 6.2% 5.9% 5.7% 5.6% 5.4% 5.2% 0.7% 2.1% 3.6% 4.6% 4.9% 5.3% 5.4% 5.3% 5.3% 5.3% 4.6% 4.3% 4.3% 4.3% 4.0% 3.7% 3.7% Investment income yield⁴ Income yield⁵ Weighted average net investment spread⁶ Weighted average cost of debt ⁷ ⁸ 3-Month Secured Overnight Financing Rate (“SOFR”) FY’22 Q 2 FY’22 Q 3 FY’22 Q 4¹ FY’23 Q 1 FY’23 Q 2 FY’23 Q 3 FY’23 Q 4² FY’24 Q 1 FY’24 Q 2 FY’24 Q 3³ FY’24 Q 4 FY’25 Q 1 FY’25 Q 2 FY’25 Q 3 FY’25 Q 4 FY’26 Q 1 FY’26 Q 2 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% , 4.6% 4.5%

Summary of Financial Results 02

17 Summary of Quarterly Results Quarter Ended March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Net Investment Income Per Share Net investment income per share $0.37 $0.38 $0.38 $0.37 $0.33 Amortization of purchase premium per share1 0.02 0.01 0.01 0.01 0.01 Adjusted net investment income per share1 $0.39 $0.39 $0.39 $0.38 $0.34 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain/(loss) per share ($0.07) ($0.04) ($0.02) ($0.12) ($0.51) Reversal of realized/unrealized loss resulting from the amortization of purchase premium per share1 (0.02) (0.01) (0.01) (0.01) (0.01) Adjusted net realized/unrealized gain (loss) per share1 ($0.09) ($0.05) ($0.03) ($0.13) ($0.52) Earnings (Loss) Per Share Earnings (loss) per share $0.30 $0.34 $0.36 $0.25 ($0.18) Adjusted earnings (loss) per share1 $0.30 $0.34 $0.36 $0.25 ($0.18) Net Asset Value Per Share $15.04 $15.00 $14.97 $14.84 $14.35 Distributions paid per share $0.39 $0.39 $0.39 $0.39 $0.33 A B A B+ 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description of the non-GAAP financial measures.

18 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 (unaudited) (unaudited) (audited) (unaudited) (unaudited) Assets Investments, at fair value $8,621,220 $8,961,549 $8,769,389 $8,639,231 $8,317,245 Cash, cash equivalents and foreign currencies 116,927 99,756 23,616 93,969 72,192 Restricted cash, cash equivalents and foreign currencies 129,457 79,017 88,827 66,573 62,987 Other assets 82,261 96,191 96,467 94,192 77,273 Total Assets $8,949,865 $9,236,513 $8,978,299 $8,893,965 $8,529,697 Liabilities Debt $4,833,150 $5,154,001 $4,926,778 $4,903,076 $4,723,905 Unamortized debt issuance costs (26,232) (26,853) (26,005) (23,849) (21,427) Interest payable 50,473 51,446 38,254 49,092 33,891 Management and income incentive fees payable 40,869 40,613 40,884 39,637 36,533 Other liabilities 8,107 21,977 15,821 16,855 8,675 Total Liabilities $4,906,367 $5,241,184 $4,995,732 $4,984,811 $4,781,577 Total Net Assets $4,043,498 $3,995,329 $3,982,567 $3,909,154 $3,748,120 Total Liabilities and Net Assets $8,949,865 $9,236,513 $8,978,299 $8,893,965 $8,529,697 Net Asset Value per Share $15.04 $15.00 $14.97 $14.84 $14.35 GAAP leverage 1.21x 1.30x 1.25x 1.27x 1.27x GAAP debt-to-equity, net1 1.16x 1.26x 1.23x 1.23x 1.24x Asset coverage2 182.8% 176.8% 180.2% 178.9% 178.8% Number of shares of common stock outstanding 268,831,114 266,376,416 266,008,083 263,384,785 261,147,881 1. GAAP debt-to-equity, net is calculated as (a) total debt reduced by (i) cash, (ii) cash equivalents and foreign currencies and (iii) restricted cash held for partial repayment on notes of certain of our securitization vehicles past their reinvestment period term (if any) divided by (b) total net assets. 2. Following stockholder approval of the application of the reduced asset coverage requirements available to business development companies to the Company, the minimum asset coverage ratio applicable to the Company decreased to 150% from 200% effective February 6, 2019.

19 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $208,895 $212,899 $211,548 $201,443 $183,528 Acquisition purchase premium amortization (4,592) (3,602) (3,543) (3,168) (2,520) Dividend and fee income 9,589 9,047 9,836 8,732 7,126 Total Investment Income $213,892 $218,344 $217,841 $207,007 $188,134 Expenses Interest and other debt financing expenses $69,911 $70,698 $70,366 $66,314 $61,069 Base management fee 21,714 22,082 22,514 22,115 21,035 Incentive fee – net investment income 18,247 18,543 18,434 17,457 15,542 Other operating expenses 5,358 5,759 5,762 5,363 4,941 Total Expenses $115,230 $117,082 $117,076 $111,249 $102,587 Income and excise taxes — — — — — Net Investment Income after Tax $98,662 $101,262 $100,765 $95,758 $85,547 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions ($11,041) ($24) ($33,460) ($3,838) ($10,355) Net unrealized appreciation (depreciation) on investments and foreign currency translation (13,718) (15,032) 25,080 (29,891) (124,518) Net unrealized appreciation (depreciation) on investments due to purchase premium from GCIC and GBDC 3 acquisition1 4,935 3,641 3,751 3,217 2,530 Net gain (loss) on investments and foreign currency ($19,824) ($11,415) ($4,629) ($30,512) ($132,343) Provision for taxes on realized gain and unrealized appreciation on investments 146 211 154 — — Net Increase (Decrease) in Net Assets Resulting from Operations $78,984 $90,058 $96,290 $65,246 ($46,796) Per Share Data Net Investment Income Per Share $0.37 $0.38 $0.38 $0.37 $0.33 Adjusted Net Investment Income per share1 $0.39 $0.39 $0.39 $0.38 $0.34 Earnings (Loss) Per Share $0.30 $0.34 $0.36 $0.25 ($0.18) Adjusted Earnings (Loss) Per Share1 $0.30 $0.34 $0.36 $0.25 ($0.18) Distributions Paid $0.39 $0.39 $0.39 $0.39 $0.33 Weighted average shares of common stock outstanding 266,484,213 266,844,118 266,345,245 263,678,730 262,676,687 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description of the non-GAAP financial measures.

20 Financial Performance Highlights *The quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations presented are based on (a) Adjusted Net Income for the period, as defined on the slide titled “Endnotes – Non-GAAP Financial Measures” at the end of this presentation, divided by (b) the daily weighted average of total net assets during the period presented. Adjusted Net Income is a non-GAAP measure and the Company believes this non-GAAP measure is useful as it excludes the non-cash expense/loss from the purchase premium as further described on the slide titled “Endnotes - Non- GAAP Financial Measures” at the end of this presentation. These returns do not represent an actual return to any investor in the Company. ^ Excludes impact of write-down of purchase premium. Quarterly Return on Equity and Quarterly Distributions (Last 5 Years) $0.29 $0.29 $0.30 $0.30 $0.30 $0.30 $0.33 $0.33 $0.33 $0.37 $0.37 $0.39 $0.39 $0.39 $0.39 $0.39 $0.39 $0.39 $0.39 $0.33 $0.05 $0.05 $0.05 $0.04 $0.07 $0.07 $0.06 $0.05 $0.04 3.3% 2.8% 2.4% 2.6% 0.6% 0.3% 1.0% 2.4% 2.9% 4.0% 2.9% 3.7% 2.0%^ 2.3% 2.8% 2.0% 2.3% 2.4% 1.6% (1.3)% Regular Distribution Special Distribution Supplemental Distribution Quarterly Return on Equity* Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 $0.44 $0.41 $0.46 $0.50 $0.49 $0.48

21 Liquidity and Investment Capacity Cash and Cash Equivalents – Unrestricted cash, cash equivalents and foreign currencies totaled $72.2 million as of March 31, 2026. – Restricted cash, cash equivalents and foreign currencies totaled $63.0 million as of March 31, 2026. Restricted cash is held in our securitization vehicle and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment by these entities. Debt Facilities – Availability – JPM Credit Facility – As of March 31, 2026, subject to leverage and borrowing base restrictions, we had approximately $1,049.8 million of remaining commitments and availability, in the aggregate, on our $1,997.5 million revolving credit facility with JPMorgan. – GC Advisors Revolver – As of March 31, 2026, subject to leverage and borrowing base restrictions, we had approximately $300.0 million of remaining commitments and availability, in the aggregate, on our $300.0 million unsecured line of credit with GC Advisors.

22 GBDC Has a Stable, Highly Flexible and Low-Cost Funding Structure GBDC Debt Capital Structure* (Dollar amounts in 000s) Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate1 Securitizations: 2024 Debt Securitization $1,364,000 $1,364,000 $— October 20, 2028 October 20, 2036 3 Month SOFR + 1.58% Unsecured Notes: 2026 Unsecured Notes 600,000 600,000 — N/A August 24, 2026 2.500% 2027 Unsecured Notes 350,000 350,000 — N/A February 15, 2027 2.050% 2028 Unsecured Notes2 700,000 700,000 — N/A December 5, 2028 SOFR + 2.596%2 2029 Unsecured Notes3 750,000 750,000 — N/A July 15, 2029 SOFR + 2.358%3 Bank Facilities: JPMorgan Credit Facility4 1,997,500 947,674 1,049,826 April 4, 2029 April 4, 2030 1 Month SOFR + 10bps CSA + 1.525% - 1.775%4 GC Advisors Revolver 300,000 — 300,000 N/A June 13, 2032 Applicable Federal Rate Totals: $6,061,500 $4,711,674 $1,349,826 5.2%5 See the slide titled “Endnotes - Debt Capital Structure” at the end of this presentation for footnotes. * Information is presented as of March 31, 2026, except for as noted and for certain rating agency information, which is as of the most recently available date. GBDC’s Investment Grade Ratings Profile Could Improve Access to Attractive Unsecured Debt Funding Structure Key Takeaways Current Rating Current Outlook BBB Stable Baa2 Stable BBB- Stable • Weighted average cost of debt 5.2%5 • Primarily floating rate debt capital structure with ~80% of debt capital floating rate or swapped to floating rate • Total available liquidity of $1.4 billion • Available liquidity ~ 1.1x unfunded asset commitments and maturing 2026 Notes coverage • 50.9% of debt funding from unsecured notes with well-laddered maturities (primarily long dated with earliest maturity in 2026)

23 Common Stock and Distribution Information Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) February 2, 2024 February 15, 2024 March 15, 2024 $0.07 Supplemental $11,941 January 16, 2024 March 1, 2024 March 29, 2024 $0.39 Quarterly $66,528 April 19, 2024 May 2, 2024 June 21, 2024 $0.39 Quarterly $66,892 May 3, 2024 May 16, 2024 June 14, 2024 $0.06 Supplemental $10,291 June 2, 2024 June 13, 2024 June 27, 2024 $0.05 Special $13,182 June 2, 2024 August 16, 2024 September 13, 2024 $0.05 Special $13,215 August 2, 2024 August 16, 2024 September 13, 2024 $0.05 Supplemental $13,215 August 2, 2024 August 30, 2024 September 27, 2024 $0.39 Quarterly $103,072 June 2, 2024 November 29, 2024 December 13, 2024 $0.05 Special $13,214 November 14, 2024 November 29, 2024 December 13, 2024 $0.04 Supplemental $10,571 November 14, 2024 December 9, 2024 December 27, 2024 $0.39 Quarterly $103,068 February 3, 2025 March 3, 2025 March 28, 2025 $0.39 Quarterly $104,484 May 2, 2025 June 13, 2025 June 27, 2025 $0.39 Quarterly $103,891 August 1, 2025 September 15, 2025 September 29, 2025 $0.39 Quarterly $103,887 November 14, 2025 December 12, 2025 December 30, 2025 $0.39 Quarterly $102,752 February 2, 2026 March 13, 2026 March 30, 2026 $0.33 Quarterly $86,437 May 1, 2026 June 15, 2026 June 29, 2026 $0.33 Quarterly $85,963² Distributions Data Fiscal Year Ending September 30, 2025 High Low End of Period First Quarter $15.67 $14.69 $15.16 Second Quarter $15.96 $14.46 $15.14 Third Quarter $15.28 $13.03 $14.65 Fourth Quarter $15.48 $13.69 $13.69 Fiscal Year Ending September 30, 2026 High Low End of Period First Quarter $14.37 $13.33 $13.57 Second Quarter $13.95 $11.97 $12.66 Common Stock Price Data1 1. Based on closing stock price on the Nasdaq Global Market Select. 2. Estimated based on 260,495,181 shares outstanding as of May 4, 2026.

Appendix: Endnotes A

25 Endnotes - FY 2026 Q2 Earnings Review (Quarter Ended 03/31/2026) 1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes – Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures. 2. “Adjusted NII ROE”, or Adjusted net investment income return on equity, is calculated as (1) (a) Adjusted Net Investment Income Per Share, as defined on the slide titled “Endnotes - Non-GAAP Financial Measures at the end of this presentation and (b) annualized by multiplying by four and (2) divided by net asset value per share as of March 31, 2026. 3. Please see page titled, “Portfolio Highlights – Portfolio Ratings”. 4. GAAP debt-to-equity, net is calculated as (a) total debt reduced by (i) cash, (ii) cash equivalents and foreign currencies and (iii) restricted cash held for partial repayment on notes of certain of our securitization vehicles past their reinvestment period term (if any) divided by (b) total net assets. 5. For further details on the floating rate debt of the 2028 and 2029 Notes, see footnotes 2, 3 & 4 on the slide titled “Endnotes - Debt Capital Structure” at the end of this presentation. 6. Represents the weighted average cost of debt as of March 31, 2026, which is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. Weighted average cost of debt excludes the fair-value impact of interest rate swaps. Note that change in the fair-value of the interest rate swaps are a non-cash item and will net to zero over the life of the interest rate swaps. 7. Please see page titled, “Common Stock and Distribution Information” for payment dates of quarterly and supplemental dividends.

26 Endnotes - Summary of Financial Results vs. Prior Quarter 1. On September 16, 2019 and June 3, 2024, Golub Capital BDC, Inc. (“we”, “us”, “our”, the “Company” or “GBDC”) completed its acquisitions of Golub Capital Investment Corporation (“GCIC”) and Golub Capital BDC 3, Inc. (“GBDC 3”), respectively. Purchase premium refers to the premium paid by GBDC to acquire GCIC and GBDC 3 in excess of the fair value of the assets acquired. Each acquisition was accounted for under the asset acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805-50, Business Combinations — Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s or GBDC 3’s stockholders exceeded the relative fair values of the assets acquired, the premium paid by GBDC was allocated to the cost of the GCIC or GBDC 3 investments acquired by GBDC pro-rata based on their relative fair value. Immediately following each acquisition, GBDC recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of each asset acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC or GBDC 3 loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC or GBDC 3 equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC or GBDC 3 equity securities acquired. 2. Due to the purchase accounting for the GCIC and GBDC 3 acquisitions, as a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description of the non-GAAP financial measures.

27 Endnotes - Non-GAAP Financial Measures 1. On September 16, 2019 and June 3, 2024, the Company completed its acquisitions of GCIC and GBDC 3, respectively. Each acquisition was accounted for under the asset acquisition method of accounting in accordance with ASC 805-50, Business Combinations — Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s or GBDC 3’s stockholders exceeded the relative fair values of the assets acquired, the premium paid by GBDC was allocated to the cost of the GCIC or GBDC 3 investments acquired by GBDC pro-rata based on their relative fair value. Immediately following each acquisition, GBDC recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the GCIC or GBDC 3 assets acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC or GBDC 3 loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC or GBDC 3 equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC or GBDC 3 equity securities acquired. As a supplement to GAAP financial measures, the Company has provided the following non-GAAP financial measures: • “Adjusted Net Investment Income” and “Adjusted Net Investment Income Per Share” - excludes the amortization of the purchase premium from net investment income calculated in accordance with GAAP. • “Adjusted Net Realized and Unrealized Gain/(Loss)” and “Adjusted Net Realized and Unrealized Gain/(Loss) Per Share” - excludes the unrealized loss resulting from the purchase premium write-down and the corresponding reversal of the unrealized loss resulting from the amortization of the premium on loans or from the sale of equity investments from the determination of realized and unrealized gain/(loss) in accordance with GAAP. • “Adjusted Net Income”, “Adjusted Net Income Per Share” and “Adjusted Earnings/(Loss) Per Share” – calculates net income and earnings per share based on Adjusted Net Investment Income and Adjusted Net Realized and Unrealized Gain/(Loss). The Company believes that excluding the financial impact of the purchase premium in the above non-GAAP financial measures is useful for investors as this is a non-cash expense/ loss and is one method the Company uses to measure its financial condition and results of operations. In addition to the non-GAAP financial measures above, the Company has provided the non-GAAP financial measure “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee” and “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee Per Share”, which excludes the accrual for the capital gain incentive fee required under GAAP (including the portion of such accrual that is not payable under GBDC’s investment advisory agreement) from Adjusted Net Investment Income. The Company believes excluding the accrual of the capital gain incentive fee as a non-GAAP financial measure is useful as a portion of such accrual is not contractually payable under the terms of either the Company’s current investment advisory agreement with GC Advisors, which was effective June 3, 2024, or its prior investment advisory agreement with GC Advisors, (each, an “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under either Investment Advisory Agreement. As of March 31, 2026, there was no cumulative capital gain incentive fee accrued by the Company in accordance with GAAP, and none was payable as a capital gain incentive fee pursuant to the current Investment Advisory Agreement as of March 31, 2026. Any payment due under the terms of the current Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company paid capital gain incentive fees in the amounts of $1.2 million and $1.6 million calculated in accordance with its prior Investment Advisory Agreement as of December 31, 2017 and 2018, respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although these non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. Refer to slide ‘Summary of Quarterly Results’ for a reconciliation to the GAAP measures. 2. Purchase premium refers to the premium paid by GBDC to acquire GCIC and GBDC 3 in excess of the fair value of the assets acquired.

28 Endnotes - Portfolio Highlights - New Originations 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net funding on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. Junior Debt is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a SOFR, Prime or an applicable foreign base rate for loans denominated in foreign currency, the contractual rate is calculated using the current applicable base rate, the spread over the applicable base rate and the impact of any floor. For positions that have a SOFR and Prime rate option, the contractual rate is calculated using current SOFR at the time of funding, the spread over SOFR and the impact of any SOFR floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR, Prime and applicable foreign base rates for loans denominated in foreign currency. For variable rate loans that have a SOFR and Prime rate option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. 5. Excludes the disposition of non-accrual assets.

29 Endnotes - Portfolio Highlights Economic Analysis 1. The income yield presented for the quarter ended September 30, 2022 excludes the one-time recognition of $2.0 million of previously deferred interest income resulting from the repayment and refinancing of former non-accrual loans, which are included in the calculation of the investment income yield for the quarter ended September 30, 2022. The income yield was 8.6% for the quarter ended September 30, 2022 when including the $2.0 million of interest income. 2. The income yield presented for the quarter ended September 30, 2023 excludes the one-time recognition of $3.7 million of previously deferred interest income resulting from a former non-accrual loan returning to accrual status, which is included in the calculation of the investment income yield for the quarter ended September 30, 2023. The income yield was 12.2% for the quarter ended September 30, 2023, when including the $3.7 million of interest income. 3. The income yield presented for the quarter ended June 30, 2024 excludes the one-time reversal of $2.5 million of previously recognized interest income resulting from loans that were restructured or placed on non-accrual status, which is included in the calculation of the investment income yield for the quarter ended June 30, 2024. The income yield was 11.8% for the quarter ended June 30, 2024, when including the $2.5 million reversal of previously recognized interest income. 4. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, accrued Payment in Kind (“PIK”)/non-cash dividend income, and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Investment income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 5. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash and accrued PIK/non-cash dividend income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 6. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 7. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 8. Weighted average cost of debt excludes the fair-value impact of interest rate swaps. Including the impact of the fair-value of interest rate swaps, the weighted average cost of debt is 5.2%, 5.4%, 5.6%, 5.7%, 5.9%, 6.6%, 6.1%, 7.2%, 5.5% and 5.4% as of March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively. Note that changes in the fair-value of the interest rate swaps are a non-cash item and will net to zero over the life of the interest rate swaps.

30 1. Interest rate for securitizations represents the weighted average spread over the applicable SOFR rate for the various tranches of issued notes, excluding tranches retained by the Company. For bank facilities, the interest rate represents the interest rate as stated in the applicable credit agreement. 2. In connection with the issuance of the 2028 Notes, we entered into an interest rate swap agreement for a total notional amount of $225 million that matures on December 5, 2028. Under the agreement, GBDC receives a fixed interest rate of 7.310% and pays a floating interest rate of one-month SOFR plus 3.327%. On April 10, 2024, in connection with the previously issued 2028 Unsecured Notes, we entered into an interest rate swap agreement for a total notional amount of $225 million. Under the agreement, GBDC receives a fixed interest rate of 7.310% and pays a floating interest rate of one-month SOFR plus 2.835%. The weighted average floating interest rate of both swaps is one-month SOFR plus 3.081%. On September 19, 2025, in connection with the issuance of an additional $250 million in aggregate principal amount of the 2028 Unsecured Notes, we entered into an interest rate swap agreement for a total notional amount of $250 million. Under the agreement, GBDC receives a fixed interest rate of 5.050% and pays a floating interest rate of daily SOFR plus 1.723%. The interest rate shown for the 2028 Notes represents the weighted average spread over one-month and daily SOFR, respectively, for portions of the 2028 Notes as described above. 3. In connection with the issuance of the 2029 Notes, we entered into an interest rate swap agreement for a total notional amount of $600 million that matures on July 15, 2029. Under the agreement, GBDC receives a fixed interest rate of 6.248% and pays a floating interest rate of one-month SOFR plus 2.444%. On November 25, 2024, in connection with the issuance of an additional $150 million in aggregate principal amount of the 2029 Unsecured Notes, we entered into an interest rate swap agreement for a total notional amount of $150 million. Under the agreement, GBDC receives a fixed interest rate of 5.881% and pays a floating interest rate of three-month SOFR plus 2.012%. The interest rate shown for the 2029 Notes represents the weighted average spread over one-month and three-month SOFR, respectively, for portions of the 2029 Notes as described above. 4. The interest rate on the JPMorgan Credit Facility ranged from 1 month SOFR + 1.525% to 1 month SOFR + 1.775%. SOFR borrowings are subject to an additional spread adjustment of 0.10%. 5. Represents the weighted average cost of debt, which is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. Weighted average cost of debt excludes the fair-value impact of interest rate swaps. Note that changes in the fair-value of the interest rate swaps are a non-cash item and will net to zero over the life of the interest rate swaps. Endnotes - Debt Capital Structure